Purchases and sales of subsidiaries, joint ventures, associates and other interests in businesses	12 Months Ended
Dec. 31, 2019
Disclosure Of Purchases And Sales Of Subsidiaries Joint Ventures Associates And Other Interests In Businesses [Abstract]
Purchases and sales of subsidiaries, joint ventures, associates and other interests in businesses
37 Purchases and sales of subsidiaries, joint ventures, associates and other interests in businesses
Acquisitions
We have made no material acquisitions over the last three years.
In 2018, we created a joint venture, ELYSIS, with Alcoa and other partners to develop a carbon-free aluminium smelting process. We treated this as an acquisition and accounted for our interest in ELYSIS using the equity method. We invested cash of US$5 million and contributed patents and licensed intellectual property (IP) to the venture. The patents and IP had no carrying value; however, on formation of the arrangement, they were recorded at fair value to reflect the contributions of the other parties in the joint venture. This value was US$171 million (US$141 million after tax).
Also, in May 2017, our subsidiary, Simfer Jersey Limited (Rio Tinto share: 53%) purchased a 4.25% interest in Simfer SA from International Finance Corporation (IFC) for US$194 million in accordance with a put option exercised by IFC. As a result, we increased our effective share of Simfer SA from 42.80% to 45.05%.
2019 disposals
On 16 July 2019 we disposed of our entire 68.62% interest in Rössing Uranium to China National Uranium Corporation Limited for gross cash proceeds of US$6.5 million. After adjusting for cash held on Rössing's balance sheet at the date of disposal and included in the sale, we reported a net cash outflow of US$118 million and recognised a loss on disposal of US$289 million. This includes cumulative currency translation losses of US$212 million recycled from the currency translation reserve on sale of the business.
2018 disposals
On 1 June 2018 we disposed of our entire 75% interest in the Winchester South coal development project in Queensland, Australia to Whitehaven Coal Limited for US$200 million. This comprised US$150 million cash which was received during 2018 and an unconditional cash payment of US$50 million which was subsequently received in June 2019. Both receipts were recognised within “net cash generated from operating activities” within the cash flow statement. We recognised a gain on disposal of US$195 million within “profit relating to interests in undeveloped projects” in the income statement.
On 1 August 2018 we completed the sale of our entire interest in the Hail Creek coal mine (82.0%) and the Valeria coal development project (71.2%) in Queensland, Australia to Glencore for a total consideration of US$1.7 billion.
We received net proceeds of US$1,545 million after completion adjustments in respect of the Hail Creek component of this transaction, resulting in a pre-tax gain of US$1,141 million. During 2019 we received a further US$26 million relating to working capital adjustments in respect of this sale. We also received cash proceeds in 2018 of US$170 million in respect of Valeria. Of this amount, US$87 million, relating to the sale of land and investments in associates, was included in investing cash flow, resulting in a pre-tax gain of US$18 million. The remaining US$83 million proceeds were recognised in operating cash flow, resulting in a pre-tax gain of US$83 million in “profit relating to interests in undeveloped projects”.
Also on 1 August 2018, we completed the sale of our entire interest in the Kestrel underground coal mine (80.0%) for US$2.25 billion to a consortium comprising EMR Capital (EMR) and PT Adaro Energy Tbk (Adaro). We received net cash proceeds of US$2,270 million, resulting in a pre-tax gain of US$1,010 million.
On 14 December 2018 we completed the sale of the Dunkerque aluminium smelter in northern France to Liberty House for US$500 million, subject to final adjustments. In 2018 we received net cash proceeds of US$385 million. We recognised a pre-tax gain on disposal of US$128 million
On 21 December 2018 we sold our interest in the Grasberg mine for US$3.5 billion as part of a series of transactions involving Inalum (PT Indonesia Asahan Aluminium (Persero)) and Freeport-McMoRan Inc.. Of the US$3.5 billion received, US$107 million related to our attributable share of copper and gold revenues for 2018, net of our capital contribution for the year. The remaining net proceeds of US$3,392 million were included in investing cash flows and gave rise to a gain on disposal of US$2,146 million.
2017 disposals
On 1 September 2017, we disposed of our 100% shareholding in Coal & Allied Industries Limited to Yancoal Australia Limited for a total consideration of US$2.69 billion (before working capital adjustments). This comprised US$2.45 billion in cash paid on the closing date and a further US$240 million of unconditional guaranteed royalty payments. Total net cash proceeds received in 2017, net of working capital adjustments, transaction costs and cash transferred, were US$2.54 billion. This included receipt of US$110 million of the unconditional royalty payments. In 2018 we received a further US$90 million of unconditional royalty payments and in 2019 an additional US$20 million We expect to receive the remaining  US$20 million in two equal instalments in 2020 and 2021.